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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)  June 28,  2002
                                           -------------------------------------


                            BTU INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)




          DELAWARE                     0-17297               04-2781248
----------------------------        -------------         -------------------
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation               File Number)         Identification No.)


 23 ESQUIRE ROAD, N. BILLERICA, MASSACHUSETTS                   01862
----------------------------------------------             ----------------
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code    (978) 667-4111
                                                   -----------------------------


                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 27, 2002, the Audit Committee of BTU International, Inc. ("BTU") recommended, and the Board of Directors of BTU agreed to engage Vitale, Caturano & Company PC to serve as BTU's new independent public accountants for the fiscal year 2002.

During the years ended December 31, 2001 and December 31, 2000 and through the date hereof, BTU did not consult Vitale, Caturano & Company PC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on BTU's consolidated financial statements, or any other matter that was either the subject of disagreement (as defined in Item 304 (a)(l)(iv) of Regulation S-K) or a reportable event (as described in Item 304 (a)(l)(v) of Regulation S-K).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BTU INTERNATIONAL, INC.
                                         -------------------------
                                              (Registrant)


Date :   JUNE 28, 2002                   By: /s/ Thomas P. Kealy
                                             ----------------------------------
                                         Thomas P. Kealy
                                         Vice President, Corporate Controller
                                         and Chief Accounting Officer (principal
                                         financial and accounting officer)